EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ben Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Sterling Exploration, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sterling Exploration, Inc.


Date: February 13, 2009               By: /s/ Ben Anderson
                                         ---------------------------------------
                                      Name:  Ben Anderson
                                      Title: Chief Executive & Financial Officer